Information on net borrowings	12 Months Ended
Dec. 31, 2021
Information on net borrowings
Information on net borrowings

20 Information on net borrowings

In assessing its capital structure, Eni uses net borrowings before the accounting effects of IFRS 16 (lease obligations), which is a non-GAAP financial measure. Eni calculates net borrowings as total finance debt (short-term and long-term debt) derived from its Consolidated Financial Statements prepared in accordance with IFRS less: cash and cash equivalents, held-for-trading securities and certain highly liquid investments not related to operations including, among others, non-operating financing receivables. Held-for-trading securities are part of a strategic reserve of liquidity that management has established by reinvesting proceeds from the Group disposal plans and is intended to provide a certain degree of financial flexibility in case of a prolonged price downturn, tight financial markets or in view of other Company’s purposes. Non-operating financing receivables consist mainly of deposits with banks and other financing institutions and deposits in escrow. These assets are generally intended to absorb temporary surpluses of cash as part of the Company’s ordinary management of financing activities.

Management believes that net borrowings is a useful measure of Eni’s financial condition as it provides insight about the soundness of Eni’s capital structure and the ways by which Eni’s operating assets are financed.

	December 31,	December 31,
(€ million)	2021	2020
A. Cash	2,758	2,500
B. Cash equivalents	5,496	6,913
C. Other current financial assets	10,553	5,705
D Liquidity (A+B+C)	18,807	15,118
E. Current financial debt	3,613	4,022
F. Current portion of non-current financial debt	1,415	1,618
G. Current financial indebtedness (E+F)	5,028	5,640
H. Net current financial indebtedness (G-D)	(13,779)	(9,478)
I. Non-current financial debt	9,058	7,388
J. Debt instruments	19,045	18,676
K. Non-current trade and other payables	—	—
L. Non-current financial indebtedness (I+J+K)	28,103	26,064
M. Total financial indebtedness (H+L)	14,324	16,586

Cash and cash equivalent include approximately €115 million subject to foreclosure measures and payment guarantees.

The increase in other current financial assets was due to the fulfillment of the obligations towards financial institutions and commodity-based exchanges to increase financial deposits to guarantee the settlement of transactions in commodity derivatives as consequence of the material increase in the spot and forward prices of natural gas and electricity registered in Europe in December 2021 (margin call).

Other current financial assets include: (i) financial assets held for trading, disclosed in note 7 – Financial assets held for trading; (ii) financing receivables,disclosed in note 17 – Other financial assets.

Finance debts are disclosed in note 19 – Finance debts.

Current portion of non-current financial debt and non-current financial debt include lease liabilities of €948 million and €4,389 million (€849 million and €4,169 million at December 31, 2020, respectively) of which €1,684 million (€1,652 million at December 31, 2020) related to the share of joint operators in upstream projects operated by Eni which will be recovered through a partner cash-call billing process. More information on lease liabilities is reported in note 13 – Right-of-use assets and lease liabilities.